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                                                                    Exhibit 10.3

                       WEB STREET FINANCIAL GROUP, INC.

                            STOCK OPTION AGREEMENT
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     THIS STOCK OPTION AGREEMENT is entered into and made effective as of
___________________________1998, by and between WEB STREET FINANCIAL GROUP, INC., a Delaware corporation (the "Company"), and______________________________
("Employee"), and is subject to the following covenants, terms and conditions:

     1)   Grant of Option/Purchase Price. To enable the Employee to acquire a
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proprietary interest in the Company, the Company hereby grants to the Employee options to purchase (the "Options") _____________________Thousand (___,000) shares of the Company's Common Stock (having par value $.01) ("the Shares") in the amounts and at the times ("Vesting Date") as follows, and otherwise on the terms set forth below:

     Number of Shares              Vesting Date             Exercise Price
     ------------------            ------------             --------------
        ___,000                     _________               $ 6.00/share

     2)   Closing/Payment. The closing of a purchase and sale of Shares
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pursuant to exercise of the Option shall be held at the principal offices of the
Company on the date specified in Employee's notice of intent to exercise, which date shall be no fewer than 10 days or more than 30 days following the date of delivery of the notice. The Exercise Price, plus all Federal and State withholding or other employment taxes that may be applicable to the taxable income, if any, of the Employee resulting from such exercise, shall be paid at the closing by bank certified or cashier's check.

     3)   Exercise Period/Conditions to Exercise/Successors.
          -------------------------------------------------

          a) Each Option shall be exercisable for a period five (5) years following the Vesting Date. If the Company is acquired through purchase, merger or otherwise, whereby the acquiring or surviving entity is not controlled by individuals holding, in the aggregate, a controlling interest in the Company on the date hereof, the Employee will be given at least thirty (30) days prior notice of such acquisition, and the Employee will thereupon be entitled to exercise the Options, in whole or in part, at any time prior to the closing of such transaction, at the Exercise Price.

          b) In the event the Employee shall die or become "permanently disabled" (as defined below) at a time when no notice of resignation or termination is outstanding, the portion of the Options which is then exercisable may be exercised (referred to as "post-termination exercise") by the personal representative of the Employee's estate or by the Employee, as the case may be, until the Expiration Date as defined below. Any Option not yet exercisable at the time of death or permanent disability shall terminate upon the termination of employment of the Employee for any reason.
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          c)  Notwithstanding the above provisions permitting post-termination exercise, no Option granted hereunder may be exercised after the date (referenced herein as the "Expiration Date") which is five (5) years following the Vesting Date. Further, the Option granted hereby is not transferable other than by will or the laws of descent and distribution, and may be exercised during life only by Employee personally and while employed by the Company, and after his or her death only to the extent and in the manner provided in Paragraph 3(b) above. Notwithstanding any other provision contained herein, all Options not then vested shall immediately terminate upon delivery of a notice of termination of employment (whether or not for cause); and any Option which is then vested shall terminate and may not be exercised upon and after delivery of a notice of termination of employment for cause. For purposes of this Agreement, termination for "cause" shall be limited to: (i) fraud, theft, embezzlement or the like;
     (ii) conviction of the commission of a felony; and (iii) substantial or habitual neglect of duties which materially impairs or impedes the business of the Company. Any transfer or attempted transfer of an Option by Employee (voluntarily or by operation of law) other than as expressly allowed hereunder shall be null and void.

          d) Employee shall be considered "Permanently disabled" if he or she has an illness or condition which has lasted or can be expected to last for a continuing period not less than 6 months, and which renders Employee substantially unable to continue to perform in the capacity he or she performed for the Company prior to the occurrence of said illness or condition. Such determination shall be made by a physician on staff at an accredited teaching hospital selected by the Company.

     4)   Securities Law Compliance. Whenever the Company may otherwise be
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obligated to issue Shares pursuant to this Agreement, it shall not be required to do so unless and until it shall have been furnished evidence satisfactory to it and its counsel that such sale or issuance and delivery will be in compliance with the Securities Act of 1933 (the "1933 Act") and any other applicable laws or regulations, and, if the Shares are then listed on a stock exchange, in compliance with all of the requirements of the stock exchange upon which the shares of the Company are then listed.

     5)   Conditions of Exercise/Issuance.
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          a)  The Options may be exercised only by a signed written notice delivered to the Company at its principal offices by the date specified.

          b) If the Board of Directors of the Company shall determine, upon the advice of counsel, that the prior listing of the Shares upon any securities exchange or the prior registration or qualification of the Shares under any State or Federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of or in connection with the issuance of Shares hereunder, the Options may not be exercised unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained, all of which actions the Company hereby undertakes, and agrees to cause to be taken with reasonable dispatch, to the extent consistent with the need to coordinate such

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

     proceedings with the requirements imposed by any other securities offerings or filings then in process or in contemplation.

          c) All certificates evidencing Shares issued pursuant hereto (and all certificates for Shares attributable to or derived from the Shares so acquired which, in the opinion of counsel for the Company, are subject to like legal requirements) shall have endorsed thereon before issuance such legends as the Company's counsel may then otherwise deem necessary or advisable. The Company and any transfer agents shall not be required to transfer any such Shares unless and until the Company or its transfer agents shall have received an opinion from counsel satisfactory to them that any such transfer will not be in violation of the 1933 Act or any other applicable law or regulation, and Employee agrees not to sell, assign, pledge, or otherwise dispose of any of the Shares (or attempt to do any of the same) without the Company first receiving such an opinion.

     6)   Adjustment of Option Shares/Exercise Price. If, at any time after the
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date hereof, the number of issued and outstanding shares of the Common Stock of the Company shall be increased or reduced as the result of a change in par value, split-up, reclassification, distribution of a stock dividend or the like, the number of shares then subject to the Options and/or the Exercise Price shall be appropriately adjusted so as to prevent any dilution or enlargement of Employee's rights hereunder. Similarly, if the Company participates in a reorganization, consolidation or merger (whether by statutory means, acquisition of property or stock, reorganization, split-up or otherwise), there shall be substituted for the shares of the Company available under the Options such number and kind of shares as would have been issuable in such transaction to a stockholder of the Company owning shares of the Company of the kind and number under Option, and the purchase price (i.e., Exercise Price) for such substituted shares shall be appropriately adjusted by the Company so as to prevent any dilution or enlargement of Employee's rights hereunder.

     7)   Stock Records. The Company has reserved, and agrees that it will at
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all times while the Options are in force keep, sufficient shares of its Common
Stock authorized for issuance to fulfill exercise of the Options.

     8)   No Implied Rights. Prior to the issuance of stock pursuant hereto,
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Employee shall not be entitled to voting rights with respect to such Shares, dividends or other rights of a shareholder with respect to such Shares, nor shall this Agreement (in and of itself) imply an obligation of the Company to retain Employee in its employ.

     9)   Investment Representations. Employee hereby represents, warrants and
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covenants to, and agrees with, the Company that any Shares that may be acquired by him or her hereunder will be acquired for his or her own account for investment purposes only, and not for distribution or resale within the meaning of the Securities Act of 1933. Employee agrees to reaffirm such representation, warranty and covenant in writing before each issuance of Shares made upon exercise of the Options, each or any of them.

     10)  Shares Not "Compensation" for Other Purposes. Neither the Options,
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the value of Shares issued upon exercise of the Options, any excess of market value over the purchase price

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

at the time of exercise, nor any other rights, profits, values or interests resulting from the granting or exercise of the Options shall be considered "compensation" for the purposes of computing the Employee's rights under any present or future profit-sharing trust, pension plan, incentive compensation plan, or any other employee or welfare benefit plan of the Company under which plan benefits are based upon compensation.

     11)  Employee Acceptance. Employee hereby accepts the Options and agrees
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to perform all of the covenants and obligations upon him or her contained herein and to take subject to all of the restrictions and conditions hereof.

     12)  Notices. Any notice or other communication required or permitted to
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be made or given hereunder shall be sufficiently made or given if personally delivered, or sent by certified mail or by facsimile transmission, addressed to the Employee at his or her address set forth in the books and records of the Company, and if to the Company, addressed to it at its principal office.

     13)  Successors and Assigns. This Agreement shall bind the parties and
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their respective heirs, executors, administrators, legal representatives, successors in interest and permitted assigns.

     14)  Governing Law. It is the intention of the parties that the laws of
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the state of Illinois shall govern the validity of this Agreement, the construction of its terms and interpretation of the rights and duties of the parties.

     15)  Entire Agreement. This Agreement constitutes the entire agreement
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between the parties with respect to the subject matter hereof, and supersedes all other agreements or understandings on such subject matter between the parties. This Agreement may not be amended except by written instrument signed by all parties.

     IN WITNESS WHEREOF, the parties have signed this Agreement at Deerfield, Illinois in multiple counterparts, each of which shall be deemed an original, and all of which taken together shall be deemed one and the same instrument, on the day and year first above written.

                                   WEB STREET FINANCIAL GROUP, INC.


                                   By:__________________________________________
                                   Its:


                                   _____________________________________________

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